Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Four20 Loan Agreement
On January 1, 2024, Four20 converted €0.8 million of overdue accounts receivable of its customer, Canymed GmbH (“Canymed”), into a note receivable in the amount of €0.8 million. The note assures collectability of the overdue accounts receivable outstanding and is secured by collateral of assets in an amount equal to the outstanding balance. The note is inclusive of interest of 8% and is payable as a lump sum on June 30, 2024. Canymed can elect to make prepayments, in minimum installments of €0.1 million.
Acquisition of Dark Heart Nursery
On January 17, 2024, the Company acquired all assets of Grace & Co. (dba Dark Heart Nursery) via forgiveness of a $7.0 million promissory note made to Grace & Co and additional consideration of $1.0 million, as well as 100% of the equity of a small cultivation facility from Half Moon Nursery, Inc. for consideration of $0.7 million. The acquisition of the Grace & Co. assets provides the Company with the opportunity to continue expanding its domestic and international operations as assets consisted of proprietary cannabis genetics and know-how (including all equipment and lease rights associated with Dark Heart Nursery’s laboratory), the strains from which will be distributed to the Company’s various other cultivation facilities, both domestic and international. The determination of the purchase price allocation is still pending, as the Company is in the process of finalizing the valuation of identifiable assets acquired and liabilities assumed. The Company expects to complete the purchase price allocation by the quarter ending March 31, 2024.
Supply Agreement Amendment with Northern Green Canada, Inc.
On January 23, 2024, the Company amended and restated its Strain Exclusivity Supply Agreement with Northern Green Canada, Inc. (“NGC”) in order for NGC to be able to meet the supply demands of the Company for its European operations, especially in the U.K. and Germany. Under the Amendment, the Company agrees to advance NGC a total of €0.8 million to be used by NGC for the sole purpose of financing the construction and working capital related to a new grow room. The new grow room will be used to increase NGC’s growing capacity for certain designated products to be supplied to the Company. The grow room is expected to be completed within six months after the start of construction.The advance will be reimbursed by NGC to the Company through rebates on the supply of the products to be grown in the new grow room to be purchased by the Company.
Can4Med S.A. Acquisition
On February 2, 2024, the Company completed the acquisition of all issued and outstanding shares of Can4Med S.A. for total consideration of €1.5 million, which consists of equal parts cash consideration and equity consideration. Additionally, the transaction includes contingent consideration that is dependent on the Company’s future performance. Can4Med S.A. is the first medical cannabis-specialized wholesaler in Poland, specializing in acquisition, registration and distribution of medical cannabis and products containing THC and other cannabinoids in Poland. The acquisition of Can4Med S.A. strategically positions the Company to continue expanding its International operations. The determination of the purchase price allocation is still pending, as the Company is in the process of finalizing the valuation of identifiable assets acquired and liabilities assumed. The Company expects to complete the purchase price allocation by the quarter ending March 31, 2024.